Exhibit 99.2

STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES

February 14, 2022

Each of the entities listed on Schedule A attached hereto (collectively, the “Reporting Persons”) hereby authorizes and designates Frederic D. Fenton (the “Designated Filer”), for so long as he is employed by TCMI, Inc. or its affiliates, to prepare and file on behalf of such Reporting Person individually, or jointly together with other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) (collectively, the “Reports”) that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies, with respect to the Reporting Person’s ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the “Companies”).

Each Reporting Person hereby further authorizes and designates Frederic D. Fenton (the “Authorized Signatory”) to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or the Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person’s ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person’s responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

Schedule A

TCV VII, L.P.

TCV VII (A), L.P.

Technology Crossover Management VII, L.P.

Technology Crossover Management VII, Ltd.

TCV VII Management, L.L.C.

TCV VIII, L.P.

TCV VIII (A), L.P.

TCV VIII (B), L.P.

TCV Member Fund, L.P.

Technology Crossover Management VIII, L.P.

Technology Crossover Management VIII, Ltd.

TCV VIII Management, L.L.C.

TCV IX, L.P.

TCV IX (A), L.P.

TCV IX (A) Opportunities, L.P.

TCV IX (A) Opportunities, Ltd.

TCV IX (B), L.P.

Technology Crossover Management IX, L.P.

Technology Crossover Management IX, Ltd.

TCV IX Management, L.L.C.

TCV IX Cycle, LLC

TCV IX Cycle, L.P.

TCV IX Cycle (A), L.P.

TCV IX Cycle (B), L.P.

TCV IX Cycle (MF), L.P.

TCV X, L.P.

TCV X (A), L.P.

TCV X (A) Blocker, L.P.

TCV X (A) Blocker, Ltd.

TCV X (B), L.P.

TCV X Member Fund, L.P.

Technology Crossover Management X, L.P.

Technology Crossover Management X, Ltd.

TCV X Management, L.L.C.

TCV X Cycle GP, LLC

TCV X Cycle, L.P.

TCV X Cycle (A), L.P.

TCV X Cycle (B), L.P.

TCV X Cycle (MF), L.P.

IN WHITNESS WEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of February 14, 2022.

REPORTING PERSONS:

February 14, 2022	TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV VII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD.
a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV VII Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV VIII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV VIII (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV member fund, L.P.
a Cayman Islands exempted limited partnership, acting by its general partners

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT VIII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT VIII, LTD.
a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV VIII Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV IX, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV IX (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix (a) opportunities, l.p.

a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix (a) opportunities, ltd.

a Cayman Islands exempted company, acting by its sole shareholder

TCV IX (A), L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV IX (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT IX, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT IX, LTD.
a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV IX Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix cycle, LLC
a Delaware limited liability company, acting by its sole member

TCV IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix cycle, L.P.
a Delaware limited partnership, acting by its general partner

TCV IX Cycle, LLC, a Delaware limited liability company, acting by its sole member

TCV IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix cycle (A), L.P.
a Delaware limited partnership, acting by its general partner

TCV IX Cycle, LLC, a Delaware limited liability company, acting by its sole member

TCV IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix cycle (b), L.P.
a Delaware limited partnership, acting by its general partner

TCV IX Cycle, LLC, a Delaware limited liability company, acting by its sole member

TCV IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV ix cycle (mf), L.P.
a Delaware limited partnership, acting by its general partner

TCV IX Cycle, LLC, a Delaware limited liability company, acting by its sole member

TCV IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X (A) Blocker, l.p.

a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P.,

a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X (A) Blocker, Ltd.
a Cayman Islands exempted limited partnership, acting by its sole shareholder
TCV X (A), L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X member fund, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT X, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TECHNOLOGY CROSSOVER MANAGEMENT X, LTD.
a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X Cycle GP, LLC

a Delaware limited liability company, acting through its sole member

TCV X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X Cycle, L.P.

a Delaware limited partnership, acting through its general partner

TCV X Cycle GP, LLC, a Delaware limited liability company, acting through its sole member

TCV X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X Cycle (A), L.P.

a Delaware limited partnership, acting through its general partner

TCV X Cycle GP, LLC, a Delaware limited liability company, acting through its sole member

TCV X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X Cycle (B), L.P.

a Delaware limited partnership, acting through its general partner

TCV X Cycle GP, LLC, a Delaware limited liability company, acting through its sole member

TCV X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

February 14, 2022	TCV X Cycle (MF), L.P.

a Delaware limited partnership, acting through its general partner

TCV X Cycle GP, LLC, a Delaware limited liability company, acting through its sole member

TCV X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory